UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 24, 2026

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2026, the Board of Directors (the “Board”) of Nutanix, Inc. (the "Company"), acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, and in connection with its periodic review of the Company's governance documents, adopted amended and restated bylaws (the "Second Amended and Restated Bylaws"), which became effective immediately. The Second Amended and Restated Bylaws include amendments to the advance notice procedures for stockholder nominations of directors and proposals of other business (other than Rule 14a-8 proposals), including clarifications and refinements regarding notice timing, disclosure requirements, and related procedural matters. The Second Amended and Restated Bylaws also clarify the scope of the authority of the Board and the chairperson of any meeting of stockholders with respect to the rules, regulations or procedures that may be adopted at such meetings. The Second Amended and Restated Bylaws amend the indemnification provisions to clarify the scope of officers entitled to mandatory indemnification and advancement, and include other modernizing, administrative, clarifying, and conforming changes.

The foregoing description of the Second Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Nutanix, Inc. dated March 24, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: March 26, 2026	By:	/s/ Brian Martin
Brian Martin
Chief Legal Officer